SECURITIES AND EXCHANGE COMMISSION
            WASHINGTON, D.C. 20549


                   FORM 8-K

                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE
        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)

               November 9, 2005

              Gold Standard, Inc.
           -------------------------
(Exact name of registrant as specified in its charter)

Utah                    001-08397              87-0302579

(State or other     (Commission File No.) (IRS Employer
 jurisdiction of                         Identification)
 incorporation)

       136 South Main Street, Suite 712
          Salt Lake City, Utah 84101
                (801) 328-4452
      ----------------------------------
(Address and telephone number of principal executive
                   offices)

                Scott L. Smith
       136 South Main Street, Suite 712
          Salt Lake City, Utah 84101
                (801) 328-4452
             ---------------------
(Name, address and telephone number of agent for service)

                  Copies to:
          Branden T. Burningham, Esq.
         455 East 500 South, Suite 205
          Salt lake City, Utah 84111
                (801) 363-7411



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  Changes in and Disagreements with Accountants
on Accounting and Financial Disclosure.
---------------------------------------

(a) Effective as of November 9, 2005, Mayer Hoffman McCann
P.C. ("MHM") resigned as the independent auditor of Gold
Standard, Inc., a Utah corporation (the "Company").

The reports of MHM on the financial statements of the Company as of and for the years ended October 31, 2003 and 2004 and the period November 1, 1995 through October 31,
2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph indicating that the Company has experienced recurring losses from operations, which raises substantial doubt about its ability to continue as a going concern.

During the period November 1, 1996 through October 31, 2004 and through November 7, 2005, there were no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreement in its reports on the Company's financial statements for such periods.

The Company has requested that MHM furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 9, 2005 is filed herewith as
Exhibit 16.1.


ITEM 9.01. Financial Statements and Exhibits

c) Exhibits

The following exhibit is furnished with this report.

Exhibit Number         Description
--------------         -----------

16.1                 Letter from Mayer Hoffman McCann
                     P.C. to the Securities
                     and Exchange Commission

                        SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2005

Gold Standard, Inc.

By:  /s/ Scott L. Smith
     --------------------------------
         Scott L. Smith
         Chairman of the Board